UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
___________________________________________________________________________________________________________________________________

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 West Wahalla Lane
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On Tuesday, May 12, 2026, Knight-Swift Transportation Holdings Inc. (the "Company") held its Annual Meeting of Stockholders. The matters voted upon at the 2026 Annual Meeting of Stockholders and the results of such voting are set forth below.

Proposal No. 1:	The Company's stockholders elected eleven directors, each such director to serve until the 2027 Annual Meeting of Stockholders:

		For	Against	Abstain	Broker Non-Votes
	Douglas Col	144,157,835	5,114,826	42,692	7,102,709
	Reid Dove	142,500,841	6,758,593	55,919	7,102,709
	Michael Garnreiter	140,628,781	8,631,236	55,336	7,102,709
	Louis Hobson	144,118,862	5,129,477	67,014	7,102,709
	Gary Knight	143,534,702	5,724,238	56,413	7,102,709
	Kevin Knight	143,045,397	6,213,716	56,240	7,102,709
	Adam Miller	144,155,212	5,104,585	55,556	7,102,709
	Kathryn Munro	140,048,534	9,211,386	55,433	7,102,709
	Jessica Powell	147,908,454	1,339,722	67,177	7,102,709
	Roberta Roberts Shank	144,703,579	4,567,843	43,931	7,102,709
	David Vander Ploeg	133,165,154	16,094,180	56,019	7,102,709

Proposal No. 2:	The Company's stockholders approved, on an advisory, non-binding basis, the compensation of the Company's named executive officers:

	For	Against	Abstain	Broker Non-Votes
	145,003,151	4,260,595	51,607	7,102,709

Proposal No. 3:	The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2026:

	For	Against	Abstain
	151,056,686	5,307,694	53,682

Proposal No. 4:	The Company’s stockholders voted against a stockholder proposal regarding support for transparency in political spending:

	For	Against	Abstain	Broker Non-Votes
	58,775,094	89,882,289	657,970	7,102,709

ITEM 8.01	OTHER EVENTS
On May 13, 2026, the Company announced that on May 12, 2026 its board of directors declared a quarterly cash dividend of $0.20 per share of common stock. The dividend is payable to the Company's stockholders of record as of June 8, 2026, and is expected to be paid on June 22, 2026.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
Exhibit 99	Knight-Swift Transportation Holdings Inc. press release dated May 13, 2026, announcing quarterly cash dividend
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information in Items 8.01 and 9.01 of this report and the exhibit hereto may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to our declaration of quarterly dividends. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurance that future dividends will be declared. The declaration and amount of future dividends is subject to approval of the board of directors and various risks and uncertainties, including, but not limited to: our cash flow and cash needs; compliance with applicable laws; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; deterioration in our financial condition or results; and those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission. Please refer to the last paragraph of the accompanying press release and various disclosures by the Company in other releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	May 13, 2026	/s/ Andrew Hess
Andrew Hess
Chief Financial Officer